UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 5, 2009

Ronson Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-1031	22-0743290
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3 Ronson Road, P.O. Box 3000
Woodbridge, New Jersey		07095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(732) 636-2430

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RONSON CORPORATION
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT	1

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
OF REGISTRANT	1

ITEM 8.01. OTHER INFORMATION	1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	2

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01. Entry into a Material Definitive Agreement.

(a)           On November 5, 2009, Ronson Corporation (the “Company”) and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the “Borrowers”), further extended the previously reported forbearance agreement (the “Forbearance Agreement”) with their principal lender, Wells Fargo Bank, National Association (“Wells Fargo”), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers’ credit facilities with Wells Fargo through December 31, 2009, or such earlier date determined under the Forbearance Agreement.

The amendment to the Forbearance Agreement also increases the amount of advances which Wells Fargo will extend under the Company’s maximum revolving credit line from $3,000,000 to $3,500,000 and increases the maximum overadvance facility from $1,000,000 to $2,000,000.

The foregoing summary set forth in response to this Item 1.01 is qualified by reference to the full text of the agreement attached as Exhibit 10.1.  The Company’s press release issued November 10, 2009 in the form attached as Exhibit 99.1, is incorporated by reference to this Item 1.01.

ITEM 2.03            Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

(a)           The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 8.01. Other Events.

On November 10, 2009, the Company issued a press release announcing the execution of an extension to its Forbearance Agreement with Wells Fargo.

The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are filed herewith:

Exhibit No.	Description

Exhibit 10.1
Eighth Amendment to Forbearance Agreement, dated November 5, 2009, among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc., Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.

Exhibit 99.1	Press Release, dated November 10, 2009, “Ronson Corporation Announces Further Extension of Lender Forbearance Agreement.

Additional Information and Where to Find It

In connection with the Company’s previously announced proposed sale of each of its aviation division and consumer products division, Ronson Corporation has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SALE TRANSACTIONS.  Investors and shareholders may obtain a free copy of the proxy statement and other documents filed by the Company (when available) at the SEC’s website at http://www.sec.gov.  The proxy statement and such other documents may also be obtained, free of charge, by directing a request to Daryl Holcomb, Chief Financial Officer, Ronson Corporation, 3 Ronson Road, P.O. Box 3000, Woodbridge, New Jersey 07095.

Ronson Corporation and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed sale transactions.  Information regarding the interests of the Company’s participants in the solicitation is included in the preliminary proxy statement and will be included in the definitive proxy statement relating to the proposed sale transactions when it is filed with the SEC and becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ronson Corporation
Date:	November 10, 2009

By: /s/ Daryl Holcomb
Daryl Holcomb
Vice President, Chief Financial
Officer and Controller